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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)  January 25, 2007
                                                  ----------------



                                ICU MEDICAL, INC.

             (Exact name of registrant as specified in its charter)

         Delaware                    0-19974                    33-0022692
         --------                    -------                    ----------
(State or other jurisdiction       (Commission              (I.R.S. Employer
     of incorporation)             File Number)            Identification No.)


951 Calle Amanecer, San Clemente, California                       92673
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  (Address of principal executive offices)                       (Zip Code)

                                 (949) 366-2183
                                 --------------
               Registrant's telephone number, including area code


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)




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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 8.01       OTHER EVENTS

                See attached press release.

Item 9.01       FINANCIAL STATEMENTS AND EXHIBITS

       (c)      Exhibits

       99.1 Press release, dated January 25, 2007 announcing ICU Medical, Inc.'s fourth quarter and year-end results 2006 earnings release conference call.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 25, 2007

                                                ICU MEDICAL, INC.



                                                /s/ Francis J. O'Brien
                                                ----------------------
                                                Francis J. O'Brien
                                                Secretary, Treasurer and
                                                Chief Financial Officer